Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                                            December 2,1999     to       January 1, 2000
Determination Date                                           January 10, 2000
Distribution Date                                            January 13, 2000

Available Amounts
-----------------

          Scheduled Payments plus Payaheads, net of Excluded Amounts                                 11,185,976.69
          Prepayment Amounts                                                                          4,494,827.93
          Recoveries                                                                                      1,336.78
          Investment Earnings on Collection Account and Reserve Fund                                     28,053.45
          Late Charges                                                                                    4,885.77
          Servicer Advances                                                                           1,477,681.89

          Total Available Amounts                                                                    17,192,762.51
          -----------------------                                                                    -------------

Payments on Distribution  Date
------------------------------

          Trustee Fees (only applicable pursuant to an Event of Default)                                      0.00

          Unreimbursed Servicer Advances to the Servicer                                                      0.00

          Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                                0.00

          Interest due to Class A-1 Notes                                                                78,320.31

          Interest due to Class A-2 Notes                                                               292,282.57

          Interest due to Class A-3 Notes                                                               620,095.82

          Interest due to Class A-4 Notes                                                               146,800.09

          Interest due to Class B Notes                                                                  46,869.58

          Interest due to Class C Notes                                                                  41,618.90

          Interest due to Class D Notes                                                                  29,539.11

          Class A-1 Principal Payment Amount                                                         15,937,236.13

          Class A-2 Principal Payment Amount                                                                  0.00

          Class A-3 Principal Payment Amount                                                                  0.00

          Class A-4 Principal Payment Amount                                                                  0.00

          Class B Principal Payment Amount                                                                    0.00

          Class C Principal Payment Amount                                                                    0.00

          Class D Principal Payment Amount                                                                    0.00

          Additional Principal to Class A-2 Notes                                                             0.00

          Additional Principal to Class A-3 Notes                                                             0.00

          Additional Principal to Class A-4 Notes                                                             0.00

          Additional Principal to  Class B Notes                                                              0.00

          Additional Principal to Class C Notes                                                               0.00

          Additional Principal to Class D Notes                                                               0.00

          Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                                    0.00
          Deposit to the Reserve Fund                                                                         0.00
          Excess to Certificateholder                                                                         0.00

          Total distributions to Noteholders and Certificateholders                                  17,192,762.51
          ---------------------------------------------------------                                  -------------

Heller Equipment Asset Receivables Trust 1999-1
---------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules


Trustee Fees, in Event of Default only
--------------------------------------
          Trustee fees due on Distribution Date                                                                         0.00


Unreimbursed Servicer Advances
------------------------------

          Unreimbursed Servicer Advances                                                                                0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

  (i)     Servicing Fee Percentage                                                                                      0.40%
  (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                    274,368,981.64
  (iii)   Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                       0.00
  (iv)    Servicing Fee accrued but not paid in prior periods                                                           0.00

          Total Servicing Fee due and accrued ( (iii) + (iv) )                                                          0.00

          Servicing Fee carried forward                                                                                 0.00

          Monthly Servicing Fee distributed                                                                             0.00


Class A-1 Interest Schedule
---------------------------

          Opening Class A-1 principal balance                                                                  18,381,879.75
          Class A-1 Interest Rate                                                                                    4.94795%
          Number of days in Accrual Period                                                                                31
          Current Class A-1 interest due                                                                           78,320.31
          Class A-1 interest accrued but not paid in prior periods                                                      0.00
          Total Class A-1 interest due                                                                             78,320.31
          Class A-1 interest carried forward                                                                            0.00

          Class A-1 interest distribution                                                                          78,320.31


Class A-2 Interest Schedule
---------------------------

          Opening Class A-2 principal balance                                                                  66,680,434.00
          Class A-2 Interest Rate                                                                                       5.26%
          Current Class A-2 interest due                                                                          292,282.57
          Class A-2 interest accrued but not paid in prior periods                                                      0.00
          Total Class A-2 interest due                                                                            292,282.57
          Class A-2 interest carried forward                                                                            0.00

          Class A-2 interest distribution                                                                         292,282.57


Class A-3 Interest Schedule
---------------------------

          Opening Class A-3 principal balance                                                                 135,293,633.00
          Class A-3 Interest Rate                                                                                       5.50%
          Current Class A-3 interest due                                                                          620,095.82
          Class A-3 interest accrued but not paid in prior periods                                                      0.00
          Total Class A-3 interest due                                                                            620,095.82
          Class A-3 interest carried forward                                                                            0.00

          Class A-3 interest distribution                                                                         620,095.82


Class A-4 Interest Schedule
---------------------------

          Opening Class A-4 principal balance                                                                  31,345,216.00
          Class A-4 Interest Rate                                                                                       5.62%
          Current Class A-4 interest due                                                                          146,800.09
          Class A-4 interest accrued but not paid in prior periods                                                      0.00
          Total Class A-4 interest due                                                                            146,800.09
          Class A-4 interest carried forward                                                                            0.00

          Class A-4 interest distribution                                                                         146,800.09

Class B Interest Schedule
-------------------------
         Opening Class B principal balance                                                      9,663,831.00
         Class B Interest Rate                                                                          5.82%
         Current Class B interest due                                                              46,869.58
         Class B interest accrued but not paid in prior periods                                         0.00
         Total Class B interest due                                                                46,869.58
         Class B interest carried forward                                                               0.00

         Class B interest distribution                                                             46,869.58


Class C Interest Schedule
-------------------------

         Opening Class C principal balance                                                      7,731,065.00
         Class C Interest Rate                                                                          6.46%
         Current Class C interest due                                                              41,618.90
         Class C interest accrued but not paid in prior periods                                         0.00
         Total Class C interest due                                                                41,618.90
         Class C interest carried forward                                                               0.00

         Class C interest distribution                                                             41,618.90


Class D Interest Schedule
-------------------------

         Opening Class D principal balance                                                      3,865,532.00
         Class D Interest Rate                                                                          9.17%
         Current Class D interest due                                                              29,539.11
         Class D interest accrued but not paid in prior periods                                         0.00
         Total Class D interest due                                                                29,539.11
         Class D interest carried forward                                                               0.00

         Class D interest distribution                                                             29,539.11


Class A-1 Principal Schedule
----------------------------

         Class A-1 Maturity Date                                                                May 15, 2000
  (i)    Opening Class A-1 principal balance                                                   18,381,879.75
  (ii)   Aggregate outstanding principal of Notes plus Overcollateralization Balance          274,368,981.64
  (iii)  ADCB as of last day of the Collection Period                                         257,116,450.22
  (iv)   Monthly Principal Amount ( (ii) - (iii) )                                             17,252,531.42
         Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                        17,252,531.42
         Class A-1 Principal Payment Amount distribution                                       15,937,236.13

         Class A-1 Principal Balance after current distribution                                 2,444,643.62


Class A Principal Payment Amount
--------------------------------

  (i)    Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                233,319,283.00
  (ii)   Class A Target Investor Principal Amount (90.9583% * ending ADCB)                    233,868,752.14
         Class A Principal Payment Amount                                                               0.00
         Funds available for distribution                                                               0.00


Class A-2 Principal Schedule
----------------------------

         Opening Class A-2 principal balance                                                   66,680,434.00
         Class A-2 Principal Payment Amount distribution                                                0.00

         Class A-2 principal balance after current distribution                                66,680,434.00


Class A-3 Principal Schedule
----------------------------

         Opening Class A-3 principal balance                                                  135,293,633.00
         Class A-3 Principal Payment Amount distribution                                                0.00

         Class A-3 principal balance after current distribution                               135,293,633.00

Class A-4 Principal Schedule
----------------------------

        Opening Class A-4 principal balance                                                            31,345,216.00
        Class A-4 Principal Payment Amount distribution                                                         0.00

        Class A-4 principal balance after current distribution                                         31,345,216.00


Class B Principal Schedule
--------------------------

        Opening Class B principal balance                                                               9,663,831.00
        Class B Target Investor Principal Amount (3.7674% * ending ADCB)                                9,686,605.15
        Class B Floor                                                                                  (4,498,802.38)
        Class B Principal Payment Amount due                                                                    0.00
        Class B Principal Payment Amount distribution                                                           0.00

        Class B principal balance after current distribution                                            9,663,831.00


Class C Principal Schedule
--------------------------

        Opening Class C principal balance                                                               7,731,065.00
        Class C Target Investor Principal Amount (3.0139% * ending ADCB)                                7,749,232.69
        Class C Floor                                                                                     255,802.69
        Class C Principal Payment Amount due                                                                    0.00
        Class C Principal Payment Amount distribution                                                           0.00

        Class C principal balance after current distribution                                            7,731,065.00


Class D Principal Schedule
--------------------------

        Opening Class D principal balance                                                               3,865,532.00
        Class D Target Investor Principal Amount (1.5070% * ending ADCB)                                3,874,744.90
        Class D Floor                                                                                   1,724,704.62
        Class D Principal Payment Amount due                                                                    0.00
        Class D Principal Payment Amount distribution                                                           0.00

        Class D principal balance after current distribution                                            3,865,532.00


Additional Principal Schedule
-----------------------------

        Floors applicable (Yes/No)                                                                                No
        Monthly Principal Amount                                                                       17,252,531.42
        Sum of Principal Payments payable on all classes                                               17,252,531.42
        Additional Principal payable                                                                            0.00
        Additional Principal available, if payable                                                              0.00

        Class A-2 Additional Principal allocation                                                                  -
        Class A-2 principal balance after current distribution                                         66,680,434.00

        Class A-3 Additional Principal allocation                                                               0.00
        Class A-3 principal balance after current distribution                                        135,293,633.00

        Class A-4 Additional Principal allocation                                                               0.00
        Class A-4 principal balance after current distribution                                         31,345,216.00

        Class B Additional Principal allocation                                                                 0.00
        Class B principal balance after current distribution                                            9,663,831.00

        Class C Additional Principal allocation                                                                 0.00
        Class C principal balance after current distribution                                            7,731,065.00

        Class D Additional Principal allocation                                                                 0.00
        Class D principal balance after current distribution                                            3,865,532.00


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
   (i)      Servicing Fee Percentage                                                                                           0.40%
   (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                                         274,368,981.64
   (iii)    Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                                    91,456.33
   (iv)     Servicing Fee accrued but not paid in prior periods                                                          413,689.05
            Total Servicing Fee due and accrued ( (iii) + (iv) )                                                         505,145.38
            Servicing Fee carried forward                                                                                505,145.38

            Monthly Servicing Fee distributed                                                                                  0.00


Reserve Fund Schedule
---------------------

            ADCB as of the end of the Collection Period                                                              257,116,450.22
            Required Reserve Amount (ending ADCB * 0.70%)                                                              1,799,815.15
            Prior month Reserve Fund balance                                                                           1,065,261.71
            Deposit to Reserve Fund - excess funds                                                                             0.00
            Interim Reserve Fund Balance                                                                               1,065,261.71
            Current period draw on Reserve Fund for Reserve Interest Payments                                                  0.00
            Current period draw on Reserve Fund for Reserve Principal Payments                                                 0.00
            Excess to Certificateholder                                                                                        0.00
            Ending Reserve Fund balance                                                                                1,065,261.71

            Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                                0.41%


Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

        Class A-1
        ---------
        Class A-1 principal balance                                                                        2,444,643.62
        Initial Class A-1 principal balance                                                              130,040,761.00

        Note factor                                                                                         0.018799057


        Class A-2
        ---------
        Class A-2 principal balance                                                                       66,680,434.00
        Initial Class A-2 principal balance                                                               66,680,434.00

        Note factor                                                                                         1.000000000


        Class A-3
        ---------
        Class A-3 principal balance                                                                      135,293,633.00
        Initial Class A-3 principal balance                                                              135,293,633.00

        Note factor                                                                                         1.000000000


        Class A-4
        ---------
        Class A-4 principal balance                                                                       31,345,216.00
        Initial Class A-4 principal balance                                                               31,345,216.00

        Note factor                                                                                         1.000000000


        Class B
        -------
        Class B principal balance                                                                          9,663,831.00
        initial Class B principal balance                                                                  9,663,831.00

        Note factor                                                                                         1.000000000


        Class C
        -------
        Class C principal balance                                                                          7,731,065.00
        Initial Class C principal balance                                                                  7,731,065.00

        Note factor                                                                                         1.000000000


        Class D
        -------
        Class D principal balance                                                                          3,865,532.00
        Initial Class D principal balance                                                                  3,865,532.00

        Note factor                                                                                         1.000000000

Heller Equipment Asset Receivables Trust 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

(i)      Outstanding Principal Amount of the Notes as of the preceding Distribution Date                            272,961,590.75
(ii)     Overcollateralization Balance as of the preceding Distribution Date                                          1,407,390.89
(iii)    Monthly Principal Amount                                                                                    17,252,531.42
(iv)     Available Amounts remaining after the payment of interest                                                   15,937,236.13
(v)      ADCB as of the end of the Collection Period                                                                257,116,450.22
         Cumulative Loss Amount                                                                                       1,315,295.29


Class B Floor Calculation
-------------------------

         Class B Floor percentage                                                                                             1.86%
         Initial ADCB                                                                                               386,553,237.98
         Cumulative Loss Amount for current period                                                                    1,315,295.29
         Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance       13,003,987.89
         Class B Floor                                                                                               (4,498,802.38)


Class C Floor Calculation
-------------------------

         Class C Floor percentage                                                                                             1.09%
         Initial ADCB                                                                                               386,553,237.98
         Cumulative Loss Amount for current period                                                                    1,315,295.29
         Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                       5,272,922.89
         Class C Floor                                                                                                  255,802.69


Class D Floor Calculation
-------------------------

         Class D Floor percentage                                                                                             0.47%
         Initial ADCB                                                                                               386,553,237.98
         Cumulative Loss Amount for current period                                                                    1,315,295.29
         Overcollateralization Balance                                                                                1,407,390.89
         Class D Floor                                                                                                1,724,704.62

Heller Financial, Inc. is the Servicer (Yes/No)                                                                                Yes

An Event of Default has occurred  (Yes/No)                                                                                      No


10% Substitution Limit Calculation
----------------------------------

         ADCB as of the Cut-off Date:                                                                               386,553,237.98

         Cumulative DCB of Substitute Contracts replacing materially modified contracts                                       0.00
         Percentage of Substitute Contracts replacing materially modified contracts                                           0.00%

         Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                   No


5% Skipped Payment Limit Calculation
------------------------------------

         The percent of contracts with Skipped Payment modifications                                                          0.00%
         The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                       No
         Any Skipped Payments have been deferred later than January 1, 2006                                                    N/A

                   Heller Equipment Asset Receivables Trust 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data


Pool Data
---------
ADCB as of the first day of the Collection Period                                                                   274,368,981.64
ADCB as of the last day of the Collection Period                                                                    257,116,450.22

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                         1,387,458.43
Number of Contracts that became Defaulted Contracts during the period                                                            3
Defaulted Contracts as a percentage of ADCB (annualized)                                                                      6.48%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                            4,461,473.38
Number of Prepaid Contracts as of the last day of the Collection Period                                                          4
DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                          0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                       0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                   0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                         0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                          1,336.78


Cumulative Servicer Advances paid by the Servicer                                                                     8,279,833.51
Cumulative reimbursed Servicer Advances                                                                               6,802,151.62


Delinquencies and Losses                                          Dollars                      Percent
------------------------                                       --------------                  -------

         Current                                               244,642,664.30                    95.15%
         31-60 days past due                                     8,151,417.63                     3.17%
         61-90 days past due                                     3,270,038.27                     1.27%
         Over 90 days past due                                   1,052,330.02                     0.41%
                                                               --------------                  -------
         Total                                                 257,116,450.22                   100.00%

         31+ days past due                                      12,473,785.92                     4.85%


(i)      Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                                    2,811,695.61
(ii)     Cumulative Recoveries realized on Defaulted Contracts                                                          244,074.41
         Cumulative net losses to date  ( (i) - (ii) )                                                                2,567,621.20
         Cumulative net losses as a percentage of the initial ADCB                                                            0.66%